MUNICIPAL MORTGAGE & EQUITY, LLC



                            SUPPLEMENTAL INFORMATION



                           QUARTER ENDED JUNE 30, 2002

                                TABLE OF CONTENTS



CAD Statement for the three and six months
   ended June 30, 2002                                          Page      1

Variance Analysis for CAD                                       Page      2

Rolling Five Quarters - CAD                                     Page      3

GAAP Income Statement for the three and six
   months ended June 30, 2002                                   Page      4

Variance Analysis for GAAP                                      Page      5

Rolling Five Quarters - GAAP                                    Page      6

Calculation of Diluted Earnings Per Share                       Page      7

CAD to GAAP reconciliation for the three and
   six months ended June 30, 2002                               Page      8

Condensed Balance Sheets and Book Value Per Share               Page      9

Leverage at June 30, 2002                                       Page     10

Summary of 2nd Quarter 2002 Investment Activity                 Page     11

Participating Portfolio Property Net Operating
   Income Trends                                                Page     12

Units and Average Rents for Bond Portfolio                      Page     13



                                                    MUNICIPAL MORTGAGE & EQUITY, LLC
                                             CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                             (in thousands, except share and per share data)
                                                               (unaudited)

                                                                       For the three months ended       For the six months ended
                                                                                 June 30,                       June 30,
                                                                      ----------------------------    ---------------------------
                                                                           2002           2001             2002          2001
                                                                      -------------   ------------    -------------  ------------
Interest on bonds, other bond-related investments,
  other notes and loans                                                $    23,377    $    21,267         $ 46,340      $  41,960
Interest on short-term investments                                             244            247              731            603
Loan servicing fees                                                          1,660          1,729            3,568          3,361
Loan origination and brokerage fees                                          5,385          4,573            8,511          6,937
Other income                                                                 2,451          1,679            4,781          3,990
Net gain on sales                                                              102              -              142             -
                                                                      -------------   ------------    -------------  ------------
TOTAL SOURCES OF CASH                                                       33,219         29,495           64,073        56,851
                                                                      -------------   ------------    -------------  ------------
EXPENSES:
Salaries and benefits                                                        5,930          5,030           10,757         9,475
Professional fees                                                            1,437            913            1,609         1,604
Other operating expenses                                                     2,227          2,163            4,418         3,686
Interest expense                                                             7,900          7,531           16,190        15,199
Income taxes                                                                   345            465              759           504
                                                                      -------------   ------------    -------------  ------------
TOTAL EXPENSES:                                                             17,839         16,102           33,733        30,468
                                                                      -------------   ------------    -------------  ------------
CASH AVAILABLE FOR DISTRIBUTION                                             15,380         13,393           30,340        26,383
                                                                      -------------   ------------    -------------  ------------
LESS:
Cash allocable to preferred shareholders and term growth shares,
  including preferred shareholders in a subsidiary company                   2,995          3,116            6,142         6,165
                                                                      -------------   ------------    -------------  ------------
  CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES                     $    12,385    $    10,277         $ 24,198      $ 20,218
                                                                      =============   ============    =============  ============
CAD PER COMMON SHARE                                                   $      0.49    $      0.48         $   0.96      $   0.94
                                                                      =============   ============    =============  ============
CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
  TO COMMON SHARES                                                     $    12,385    $    10,277         $ 24,198      $ 20,218
                                                                      =============   ============    =============  ============
ACTUAL AMOUNT PAID                                                     $    11,072    $     9,219         $ 22,040      $ 18,356
                                                                      =============   ============    =============  ============
PAYOUT RATIO                                                                  89.4%          89.7%            91.1%         90.8%
                                                                      =============   ============    =============  ============
COMMON SHARES OUTSTANDING                                               25,308,022     21,564,461

CASH DISTRIBUTION PER COMMON SHARE                                     $    0.4375    $    0.4275         $ 0.8725      $ 0.8525
                                                                      =============   ============    =============  ============


     The primary differences between Net Income as calculated under generally accepted accounting principles ("GAAP") and Cash Available For Distribution ("CAD") result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of loan origination fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized over the life of the associated loan. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, net of deferred taxes for GAAP purposes, which are not included in the calculation of CAD.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares to be awarded under the Midland acquisition earn out provision.

VARIANCE ANALYSIS FOR CAD


2nd Quarter 2002 Compared to 2nd Quarter 2001:

Total income for the second quarter of 2002 increased $3.7 million over the same period last year due primarily to: (1) a $2.1 million increase in collections of interest on bonds, other bond-related investments, other notes and loans; (2) a $0.8 million increase in loan origination and brokerage fees due primarily to an increase in origination fees, which included a $0.8 million fee related to the CAPREIT investment, partially offset by a decrease in fees related to tax credit and conventional equity transactions; and (3) a $0.8 million increase in other income due to an increase in asset management fees, advisory fees and cancellation fees.

Total expenses for the second quarter increased $1.7 million over the same period last year due primarily to: (1) a $0.9 million increase in salary and related benefits expense associated with 2001 new hires; (2) a $0.5 million increase in professional fees due to an increase in consulting and legal expenses related to new information system initiatives and other corporate initiatives; and (3) a $0.4 million increase in interest expense primarily associated with increased construction lending production and an increase in financing costs associated with on-balance sheet securitizations.


Year-to-Date 2002 Compared to Year-to-Date 2001:

Total income for the six months ended June 30, 2002 increased $7.2 million over the same period last year due primarily to: (1) a $4.4 million increase in collections of interest on bonds, other bond-related investments, other notes and loans; (2) a $1.6 million increase in loan origination and brokerage fees due primarily to an increase in origination fees, including a $0.8 million fee related to the CAPREIT investment; and (3) a $0.8 million increase in other income due to increased asset management fees, advisory fees and cancellation fees.

Total expenses for the six months ended June 30, 2002 increased $3.3 million over the same period last year due primarily to: (1) a $1.3 million increase in salary and related benefits expense associated with 2001 new hires; (2) a $0.7 million increase in other operating expenses primarily driven by deployment of accounting information systems and other upgrades in technology infrastructure;
(3) a $1.0 million increase in interest expense, primarily associated with increased construction lending production and an increase in financing costs associated with on-balance sheet securitizations; and (4) a $0.3 million increase in income taxes, primarily due to an increase in taxable fee income.


                                            MUNICIPAL MORTGAGE & EQUITY, LLC
                                      CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                      (in thousands, except share and per share data)
                                                       (unaudited)


                                                        Qtr Ended      Qtr Ended      Qtr Ended       Qtr Ended      Qtr Ended
                                                        06/30/02       03/31/02        12/31/01       09/30/01       06/30/01
                                                      -------------- -------------- --------------- -------------- --------------

SOURCES OF CASH:
Interest on bonds, other bond-related investments,
     other notes and loans                                 $ 23,377       $ 22,963        $ 22,708       $ 21,263       $ 21,267
Interest on short-term investments                              244            487             539            237            247
Loan servicing fees                                           1,660          1,908           1,962          1,659          1,729
Loan origination and brokerage fees                           5,385          3,126           4,131          4,701          4,573
Other income                                                  2,451          2,330           1,345          1,827          1,679
Net gain on sales                                               102             40             251              -              -
Nonrecurring gain (loss), net                                     -              -             130           (193)             -
                                                      -------------- -------------- --------------- -------------- --------------
     TOTAL SOURCES OF CASH                                   33,219         30,854          31,066         29,494         29,495
                                                      -------------- -------------- --------------- -------------- --------------
EXPENSES:
Salaries and benefits                                         5,930          4,827           6,379          5,527          5,030
Professional fees                                             1,437            172           1,468          1,114            913
Other operating expenses                                      2,227          2,191           1,801          1,893          2,163
Interest expense                                              7,900          8,290           7,101          7,351          7,531
Income taxes                                                    345            414             (61)           301            465
                                                      -------------- -------------- --------------- -------------- --------------
     TOTAL EXPENSES                                          17,839         15,894          16,688         16,186         16,102
                                                      -------------- -------------- --------------- -------------- --------------
CASH AVAILABLE FOR DISTRIBUTION                              15,380         14,960          14,378         13,308         13,393

LESS:
  Cash allocable to preferred shareholders and term growth
    shares, including preferred shareholders in a subsidiary
    company                                                   2,995          3,147           3,376          2,962          3,116
                                                      -------------- -------------- --------------- -------------- --------------

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                       $ 12,385       $ 11,813        $ 11,002       $ 10,346       $ 10,277
                                                      ============== ============== =============== ============== ==============
CAD PER COMMON SHARE                                         $ 0.49         $ 0.47          $ 0.50         $ 0.48         $ 0.48
                                                      ============== ============== =============== ============== ==============

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                       $ 12,385       $ 11,813        $ 11,002       $ 10,346       $ 10,277
                                                      ============== ============== =============== ============== ==============
ACTUAL AMOUNT PAID                                         $ 11,072       $ 10,968         $ 9,438        $ 9,296        $ 9,219
                                                      ============== ============== =============== ============== ==============
PAYOUT RATIO                                                  89.4%          92.8%           85.8%          89.9%          89.7%
                                                      ============== ============== =============== ============== ==============
COMMON SHARES OUTSTANDING                                25,308,022     25,213,482      21,820,266     21,618,144     21,564,461
                                                      ============== ============== =============== ============== ==============
CASH DISTRIBUTION PER COMMON SHARE                         $ 0.4375       $ 0.4350        $ 0.4325       $ 0.4300       $ 0.4275
                                                      ============== ============== =============== ============== ==============




                                              MUNICIPAL MORTGAGE & EQUITY, LLC
                                         CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                        (in thousands, except share and per share data)
                                                        (unaudited)

                                                                        For the three months ended    For the six months ended
                                                                                June 30,                      June 30,
                                                                       ----------------------------  --------------------------
                                                                            2002           2001           2002          2001
                                                                       ----------------------------  --------------------------
INCOME:
Interest on bonds, other bond-related investments,
     other notes and loans                                                 $ 23,993       $ 20,977      $ 47,585      $ 40,928
Interest on short-term investments                                              244            693           731         1,695
Loan servicing fees                                                           1,660          1,729         3,568         3,361
Loan origination and brokerage fees                                           3,885          3,363         6,592         5,427
Other income                                                                  2,393          1,643         4,082         6,456
Net gain on sales                                                               703          1,969         2,869         2,135
                                                                       -------------  -------------  ------------  ------------
Total income                                                                 32,878         30,374        65,427        60,002
                                                                       -------------  -------------  ------------  ------------
EXPENSES:
Salaries and benefits                                                         5,930          5,030        10,757         9,475
Professional fees                                                             1,437            913         1,609         1,604
Operating expenses                                                            2,227          2,150         4,418         3,681
Amortization                                                                    333            628           651         1,321
Interest expense                                                              8,487          7,769        17,459        15,595
Other-than-temporary impairments related to investments in
     bonds and other bond-related investments                                     -              -           110         3,256
                                                                       -------------  -------------  ------------  ------------
Total expenses                                                               18,414         16,490        35,004        34,932
                                                                       -------------  -------------  ------------  ------------
Net holding gains (losses) on trading securities                             (7,721)         1,272        (4,609)       (3,593)
Income tax expense                                                             (828)          (224)       (1,859)         (227)
Income allocable to preferred shareholders in a subsidiary
     company                                                                 (2,995)        (2,606)       (5,989)       (5,212)
Cumulative effect on prior years of change in
     accounting for derivative financial instruments                              -              -             -       (12,277)
                                                                       -------------  -------------  ------------  ------------
Net income                                                                  $ 2,920       $ 12,326      $ 17,966       $ 3,761
                                                                       =============  =============  ============  ============

LESS:
     Net income allocable to preferred shares
       and term growth shares                                                     -            513           153         1,012
                                                                       -------------  -------------  ------------  ------------
Net income allocated to common shares                                       $ 2,920       $ 11,813      $ 17,813       $ 2,749
                                                                       =============  =============  ============  ============

OPERATING NET INCOME ALLOCATED TO COMMON SHARES (Note 1)                   $ 10,641       $ 10,541      $ 22,422      $ 18,619
                                                                       =============  =============  ============  ============
NET INCOME PER COMMON SHARE:
Basic net income per common share:
     Basic net income before cumulative effect of accounting
       change                                                                $ 0.12         $ 0.55        $ 0.73        $ 0.72
                                                                       =============  =============  ============  ============
     Basic net income per common share                                       $ 0.12         $ 0.55        $ 0.73        $ 0.13
                                                                       =============  =============  ============  ============
     Weighted average common shares outstanding                          25,252,124     21,524,016    24,423,091    20,747,361
Diluted net income per common share:
     Diluted net income before cumulative effect of accounting
       change                                                                $ 0.11         $ 0.54        $ 0.71        $ 0.71
                                                                       =============  =============  ============  ============
     Diluted net income per common share                                     $ 0.11         $ 0.54        $ 0.71        $ 0.13
                                                                       =============  =============  ============  ============
     Weighted average common shares outstanding                          25,835,808     22,014,990    25,022,631    21,222,890

Operating net income per common share (Note 1)                               $ 0.42         $ 0.49        $ 0.92        $ 0.90
                                                                       =============  =============  ============  ============


Note 1-Operating Net Income is Net Income before the change in market value of the Company's derivative financial instruments.

VARIANCE ANALYSIS FOR GAAP

2nd Quarter 2002 compared to 2nd Quarter 2001:

Total income for the second quarter of 2002 increased $2.5 million over the same period last year due primarily to: (1) a $3.0 million increase in collections of interest on bonds, other bond-related investments, other notes and loans; (2) a $0.4 million decrease in interest on short-term investments resulting from the use of equity offering proceeds to repurchase senior interests in certain securitization trusts and funding of other operations, as well as a decrease in interest collected on margin call collateral accounts; (3) a $0.4 million increase in loan origination and brokerage fees due primarily to an increase in origination fees on taxable permanent lending; and (4) a $0.8 million increase in other income due to an increase in asset management fees, advisory fees and cancellation fees; and (5)a $1.3 million decrease in gain on sales as a result of a one-time gain of $1.1 million on a tax credit equity re-syndication in the second quarter of 2001.

Total expenses for the second quarter of 2002 increased $1.9 million over the same period last year due primarily to: (1) a $0.9 million increase in salary and related benefits expense associated with 2001 new hires; (2) a $0.5 million increase in professional fees due to an increase in consulting and legal expenses related to new information system initiatives and other corporate initiatives; (3) a $0.3 million decrease in amortization expense due to changes in accounting guidelines relating to discontinued amortization of goodwill; and
(4) a $0.7 million increase in interest expense primarily associated with increased construction lending production and an increase in financing costs associated with on-balance sheet securitizations.

The Company recorded net holding losses for the change in market value of the Company's derivative financial instruments of $7.7 million for the second quarter of 2002. Excluding the change in market value, earnings from net operating income was $0.42 per common share.


Year-to-Date 2002 Compared to Year-to-Date 2001:

Total income for the six months ended June 30, 2002 increased $5.4 million over the same period last year due primarily to: (1) a $6.7 million increase in collections of interest on bonds, other bond-related investments, other notes and loans; (2) a $1.0 million decrease in interest on short-term investments resulting from the use of equity offering proceeds to repurchase senior interests in current securitization trusts and funding of other operations, as well as a decrease in interest collected on margin call collateral accounts; (3) a $2.4 million decrease in other income primarily due to other income associated with income earned on the assumption of a purchase obligation with respect to the Hunter's Glen and Buchanan Bay bonds in the first quarter of 2001; (4) a $0.9 million increase in syndication fees due primarily to an increase in the volume of tax credit and conventional equity transactions; and (5) a $0.7 million increase in gain on sales associated with gains on the sale of loans.

Total expenses for the six months ended June 30, 2002 increased $0.1 million over the same period last year due primarily to: (1) a $1.3 million increase in salary and related benefits expense associated with 2001 new hires; (2) a $0.7 million increase in other operating expenses driven primarily by deployment of accounting information systems and other upgrades in technology infrastructure;
(3) a $0.7 million decrease in amortization expense due to changes in accounting guidelines relating to amortization of goodwill; (4) a $1.9 million increase in interest expense primarily associated with increased construction lending production and an increase in financing costs associated with on-balance sheet securitizations; and (5) a $0.1 million impairment recorded in 2002 associated with a subordinate bond investment compared to a $3.3 million impairment recorded in 2001 on two investments (Hunter's Glen and Buchanan Bay).

The Company recorded net holding losses for the change in market value of the Company's derivative financial instruments of $4.6 million for the six months ended June 30, 2002. Excluding the change in market value, earnings from net operating income was $0.92 per common share.



                                                    MUNICIPAL MORTGAGE & EQUITY, LLC
                                              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                             (in thousands, except share and per share data)
                                                               (unaudited)

                                                     Qtr Ended       Qtr Ended       Qtr Ended       Qtr Ended       Qtr Ended
                                                     06/30/02        03/31/02        12/31/01        09/30/01        06/30/01
                                                   --------------  --------------  --------------  --------------  --------------
INCOME:
Interest on mortgage revenue bonds and
     other bond-related investments                     $ 15,723        $ 15,593        $ 17,311        $ 12,153        $ 12,209
Interest on loans                                          8,270           7,999           7,930           8,461           8,768
Interest on short-term investments                           244             487             899             487             693
Loan servicing fees                                        1,660           1,908           1,962           1,659           1,729
Loan origination and brokerage fees                        3,885           2,707           3,820           3,381           3,363
Other income                                               2,393           1,689             216           1,395           1,643
Net gain on sales                                            703           2,166           1,334           4,753           1,969
                                                   --------------  --------------  --------------  --------------  --------------
     TOTAL INCOME                                         32,878          32,549          33,472          32,289          30,374
                                                   --------------  --------------  --------------  --------------  --------------
EXPENSES:
Salaries and benefits                                      5,930           4,827           6,379           5,527           5,030
Professional fees                                          1,437             172           1,468           1,114             913
Operating expenses                                         2,227           2,191           2,280           1,881           2,150
Goodwill and other intangible amortization                   333             318             494             694             628
Interest expense                                           8,487           8,972           7,228           7,873           7,769
Other-than-temporary impairments                               -             110               -               -               -
                                                   --------------  --------------  --------------  --------------  --------------
     TOTAL EXPENSES                                       18,414          16,590          17,849          17,089          16,490
                                                   --------------  --------------  --------------  --------------  --------------
Net holding gains (losses) on trading securities          (7,721)          3,112           2,691          (4,670)          1,272
Income tax expense                                          (828)         (1,031)           (351)           (805)           (224)
Income allocable to preferred shareholders in a
     subsidiary company                                   (2,995)         (2,994)         (2,961)         (2,606)         (2,606)
                                                   --------------  --------------  --------------  --------------  --------------
 Net income                                               $ 2,920        $ 15,046        $ 15,002         $ 7,119        $ 12,326
                                                   ==============  ==============  ==============  ==============  ==============
 LESS:
     Net income allocable to preferred shares
       and term growth shares                                   -             153             418             605             513
                                                   --------------  --------------  --------------  --------------  --------------
 Net income allocated to common shares                    $ 2,920        $ 14,893        $ 14,584         $ 6,514        $ 11,813
                                                   ==============  ==============  ==============  ==============  ==============

OPERATING NET INCOME ALLOCATED TO
     COMMON SHARES                                       $ 10,641        $ 11,781        $ 11,893        $ 11,184        $ 10,541
                                                   ==============  ==============  ==============  ==============  ==============

EARNINGS PER COMMON SHARE:
     Basic earnings before cumulative effect
       of accounting change                               $ 0.12          $ 0.63          $ 0.67          $ 0.30          $ 0.55
                                                   ==============  ==============  ==============  ==============  ==============
     Basic net income per common share                    $ 0.12          $ 0.63          $ 0.67          $ 0.30          $ 0.55
                                                   ==============  ==============  ==============  ==============  ==============

     Diluted earnings before cumulative effect
       of accounting change                               $ 0.11          $ 0.62          $ 0.65          $ 0.29          $ 0.54
                                                   ==============  ==============  ==============  ==============  ==============
     Diluted net income per common share                  $ 0.11          $ 0.62          $ 0.65          $ 0.29          $ 0.54
                                                   ==============  ==============  ==============  ==============  ==============

Weighted average shares outstanding:
     Basic                                            25,252,124      23,584,635      21,708,191      21,590,584      21,524,016
                                                   ==============  ==============  ==============  ==============  ==============
     Diluted                                          25,835,808      24,200,030      22,349,645      22,397,981      22,014,990
                                                   ==============  ==============  ==============  ==============  ==============
 Operating net income per common share                     $ 0.42          $ 0.50          $ 0.55          $ 0.52          $ 0.49
                                                   ==============  ==============  ==============  ==============  ==============




                                                Municipal Mortgage & Equity, LLC
                                             Reconciliation of Basic and Diluted EPS


                                         For the three months ended June 30, 2002       For the three months ended June 30, 2001
                                          Income          Shares        Per Share        Income           Shares       Per Share
                                        (Numerator)    (Denominator)      Amount      (Numerator)      (Denominator)     Amount
                                      --------------  ---------------  ------------  -------------   ----------------  ----------
(in thousands, except share
  and per share data)

Basic EPS

Income allocable to common shares          $  2,920       25,252,124        $ 0.12       $ 11,813         21,524,016      $ 0.55
                                                                       ============                                    ==========

Effect of Dilutive Securities

Options and deferred shares                       -          450,829                            -           490,974

Earnings contingency                              -          132,855                            -                  -
                                      --------------  ---------------                -------------   ----------------

Diluted EPS

Income allocable to common shares
   plus assumed conversions                $  2,920       25,835,808        $ 0.11       $ 11,813         22,014,990      $ 0.54
                                      ==============  ===============  ============  =============   ================  ==========

                                         For the six month ended June 30, 2002            For the six months ended June 30,2001
                                           Income         Shares        Per Share        Income          Shares        Per Share
                                        (Numerator)    (Denominator)      Amount      (Numerator)     (Denominator)      Amount
                                      --------------  ---------------  ------------  -------------   ----------------  ----------

(in thousands, except share
  and per share data)

Basic EPS

Income allocable to common shares          $ 17,813       24,423,091        $ 0.73       $  2,749         20,747,361      $ 0.13
                                                                       ============                                    ==========

Effect of Dilutive Securities

Options and deferred shares                       -          466,685                            -           475,529

Earnings contingency                              -          132,855                            -                  -
                                      --------------  ---------------                -------------   ----------------

Diluted EPS

Income allocable to common shares
   plus assumed conversions                $ 17,813       25,022,631        $ 0.71       $  2,749         21,222,890      $ 0.13
                                      ==============  ===============  ============  =============   ================  ==========




                                               MUNICIPAL MORTGAGE & EQUITY, LLC
                                RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                       (in thousands)
                                                        (unaudited)


                                                                                 For the three months        For the six months
                                                                                         ended                       ended
                                                                                     June 30, 2002              June 30, 2002
                                                                               ------------------------   ------------------------

INCOME:
Interest on bonds, other bond-related investments, other notes and loans                      $ 23,993                   $ 47,585
Interest on short-term investments                                                                 244                        731
Loan servicing fees                                                                              1,660                      3,568
Loan origination and brokerage fees                                                              3,885                      6,592
Other income                                                                                     2,393                      4,082
Net gain on sales                                                                                  703                      2,869
                                                                               ------------------------   ------------------------
Total income                                                                                    32,878                     65,427
                                                                               ------------------------   ------------------------
EXPENSES:
Salaries and benefits                                                                            5,930                     10,757
Professional fees                                                                                1,437                      1,609
Operating expenses                                                                               2,227                      4,418
Amortization                                                                                       333                        651
Interest expense                                                                                 8,487                     17,459
Other-than-temporary impairments related to investments in
     bonds and other bond-related investments                                                        -                        110
                                                                               ------------------------   ------------------------
Total expenses                                                                                  18,414                     35,004
                                                                               ------------------------   ------------------------
Net holding gains on trading securities                                                         (7,721)                    (4,609)
Income tax expense                                                                                (828)                    (1,859)
Income allocable to preferred shareholders in a subsidiary company                              (2,995)                    (5,989)
                                                                               ------------------------   ------------------------
Net income                                                                                     $ 2,920                   $ 17,966
                                                                               ========================   ========================
LESS:
     Net income allocable to term growth shares                                                      -                        153
                                                                               ------------------------   ------------------------
Net income allocated to common shares                                                          $ 2,920                   $ 17,813
                                                                               ========================   ========================
Conversion to Cash Available for Distribution:
     Amortization of intangibles and fees                                                          305                        675
     Valuation allowances and impairments                                                            -                        110
     Origination fees and other income                                                           1,557                      2,618
     Net gain on sale                                                                             (601)                    (2,727)
     Mark to market adjustments                                                                  7,721                      4,609
     Deferred tax expense                                                                          483                      1,100
                                                                               ------------------------   ------------------------
Cash Available for Distribution                                                               $ 12,385                   $ 24,198
                                                                               ========================   ========================



                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                                     ADJUSTED BALANCE SHEET
                                                         (in thousands)
                                                           (unaudited)

                                                                                                                     Adjusted
                                                                           June 30, 2002       Adjustments        June 30, 2002
                                                                         ------------------  ----------------    -----------------
Cash and cash equivalents                                                         $ 33,210               $ -             $ 33,210
Investment in bonds and loans, net                                               1,038,532          (512,456)(1)          526,076
Off balance sheet assets                                                                 -           411,867 (2)          411,867
Other assets                                                                       210,876           (29,005)(3)          181,871
                                                                         ------------------  ----------------    -----------------
Total net assets                                                               $ 1,282,618        $ (129,594)         $ 1,153,024
                                                                         ==================  ================    =================


Liabilities, including short-term debt                                           $ 490,590        $ (432,670)(4)         $ 57,920
Off balance sheet debt                                                                   -           411,867 (2)          411,867
Long-term debt                                                                     138,157                 -              138,157
                                                                         ------------------  ----------------    -----------------
Total liabilities                                                                $ 628,747         $ (20,803)           $ 607,944
                                                                         ==================  ================    =================

Leverage Ratio                                                                                                              52.7%

(1)   Adjustments to bonds and loans:
      Remove Midland loans from assets and liabilities                           $ 368,840
      Remove Oxford from assets and liabilities                                      5,420
      Adjustment to reflect CAD sale of pari passu taxable loans
         accounted for as borrowings                                                16,870
      Adjustment to reflect effect of highly leveraged obligations                 121,326
                                                                         ------------------
                             TOTAL                                               $ 512,456
                                                                         ==================

 (2)  Off balance sheet assets includes the following:
      FSA A Bonds                                                                 $ 67,500
      Other A Bonds                                                                 21,388
      Demand Notes                                                                  16,247
      P-Floats                                                                     306,732
                                                                         ------------------
                                         TOTAL                                   $ 411,867
                                                                         ==================

 (3)  Remove goodwill                                                             $ 29,005
                                                                         ==================

 (4)  Adjustments to liabilities:
      Remove other liabilities and normal accruals                                $ 29,112
      Adjustment to reflect CAD sale of pari passu taxable loans
         accounted for as borrowings                                                18,785
      Remove Oxford from assets and liabilities                                      5,410
      Remove Midland loans from assets and liabilities                             379,363
                                                                         ------------------
                                         TOTAL                                   $ 432,670
                                                                         ==================




                                        MUNICIPAL MORTGAGE & EQUITY, LLC
                                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                               (in thousands)

                                                                 (unaudited)
                                                                   June 30,        December 31,
                                                                     2002             2001
                                                                --------------   --------------
ASSETS:
Cash, cash equivalents and interest receivable                       $ 49,920        $ 113,232
Investment in bonds and other bond-related investments                664,144          629,755
Investment in derivative financial instruments                          9,254            2,912
Loans receivable, net                                                 401,570          440,031
Investment in partnerships                                             82,231            5,393
Other assets                                                           82,930           68,948
Goodwill and other intangible assets                                   29,005           29,005
                                                                --------------   --------------
TOTAL                                                             $ 1,319,054       $1,289,276
                                                                ==============   ==============
LIABILITIES AND EQUITY:
Current liabilities                                                  $ 29,112         $ 31,974
Notes payable                                                         379,363          420,063
Investment in other bond-related investments                            6,840            7,979
Investment in derivative financial instruments                         29,596           18,646
Short-term debt                                                        82,115           78,560
Long-term debt                                                        138,157          134,881
Preferred shareholders' equity in a subsidiary company                160,465          160,465
Shareholders' equity                                                  493,406          436,708
                                                                --------------   --------------
TOTAL                                                             $ 1,319,054       $1,289,276
                                                                ==============   ==============

BOOK VALUE PER COMMON SHARE                                           $ 19.50          $ 19.31
                                                                ==============   ==============




MUNICIPAL MORTGAGE & EQUITY, LLC
2002 INVESTMENTS
SECOND QUARTER
(In thousands)

BOND PRODUCTION:

                                                                                  QUARTER                            YTD
                                                              PERMANENT          BOND AMOUNT                    PRODUCTION
                                                              INTEREST   -----------------------------  --------------------------
                  PROPERTY                 CITY       STATE     RATE       CONSTRUCTION    PERMANENT    CONSTRUCTION   PERMANENT
------------------------------------  -------------- ------ ------------ ---------------- ------------  ------------- ------------
Coronel Village (1)                     Los Angeles     CA      7.350%           $ 4,100      $ 1,712
Mountainview Village (1)                  Sylmar        CA     Various            15,250       15,250
Sycamore Senior Village (1)               Oxnard        CA     Various            24,850       24,850
Lakeside/Golf Villas (2)                  Various       FL     Various                          8,000
Park Center                             Alexandria      VA      6.375%                          9,600
                                                                         ---------------- ------------  ------------- ------------
TOTAL                                                                           $ 44,200     $ 59,412       $ 61,166     $ 72,820
                                                                         ================ ============  ============= ============




(1) The Company's initial investment in these bonds was $51,000 per bond. The remaining balance of Coronel is estimated to be drawn in the third quarter.
Mountainview  and Sycamore are estimated to be drawn down in the fourth quarter.
The  Company  earned a 1.25%  origination  fee on these  deals.

(2) The Company earned a 0.50% origination fee from this transaction.



CONSTRUCTION/PERMANENT LENDING, SYNDICATION AND OTHER PRODUCTION:

                                                                            TOTAL FEES                                 TOTAL FEES
                                                                            RECOGNIZED                                 RECOGNIZED
                                                               QUARTER     THIS QUARTER                     YTD            YTD
                                                               VOLUME         FOR CAD                      VOLUME         FOR CAD
                                                            ------------ ----------------               --------------------------
Tax Credit Equity Syndications (Equity Raised)                 $ 47,387       $ 2,380                      $  79,197      $ 3,998

Tax Credit Lending Production                                  $ 48,345       $     -                      $  69,855      $     -

Conventional Equity Production                                  $ 8,331       $   292                      $  16,815      $   559

Taxable Construction Loan Production
  (generating weighted average spread of .80%)                 $ 59,943       $   400                      $ 129,436      $   896

Taxable Permanent Loan Production                              $ 81,731       $ 1,147                      $ 150,706      $ 1,867

Working Capital Loans                                          $ 16,944       $   223                      $  31,518      $   475

Equity Investment in CAPREIT Three M Venture (1)               $ 75,000       $   750                      $  75,000      $   750

OTHER INFORMATION:
Balance as of 6/30/02 of Midland Servicing Portfolio
  under Management                                             $997,539       $   948

Balance as of 6/30/02 of Midland Equity Syndication
  Portfolio under Management                                   $732,701       $   737


(1) The Company has initially invested $64 million to acquire equity interests in 18 CAPREIT property partnerships and has committed an additional $11 million over the next six to twelve months.




                                               MUNICIPAL MORTGAGE & EQUITY, LLC
                                                 PARTICIPATING BOND PORTFOLIO
                                                 NET OPERATING INCOME - TREND
                                                      As of June 30, 2002


                                                            Q2 2001       Q1 2002      Q2 2002 (2)      Q2 '02 /     Q2 '02 /
     Property                                                Actual        Actual         Actual        Q2 '01      Q1 '02 /
     ---------------------------                          ----------    ----------    ------------     ----------   -----------
     Alban                                                  255,263       275,263         283,573         11.1%         3.0%
(1)  Arlington                                                    0             0               0           N/A          N/A
     Barkley Place                                          370,472       416,448         292,596        -21.0%       -29.7%
(1)  Barrington at Beach Street                                   0             0               0           N/A          N/A
     Cobblestone                                            175,888       171,316         186,131          5.8%         8.6%
(1)  Cool Springs                                                 0             0               0           N/A          N/A
     Creekside                                              257,546       290,387         267,643          3.9%        -7.8%
     Crossings                                              220,493       166,016         202,842         -8.0%        22.2%
     Gilman Meadows                                         178,325       197,038         180,464          1.2%        -8.4%
     Hamilton Grove                                         197,741       259,875         236,518         19.6%        -9.0%
     Jefferson Commons                                      533,208       515,102         507,391         -4.8%        -1.5%
     Lakeview                                               176,040       207,168         184,888          5.0%       -10.8%
     Mallard I                                               41,024        38,206          42,174          2.8%        10.4%
     Mallard II                                             125,902       114,533         122,473         -2.7%         6.9%
     Montclair                                              439,567       416,074         309,035        -29.7%       -25.7%
     Newport Village                                        298,807       294,807         298,450         -0.1%         1.2%
     Nicollet Ridge                                         401,903       357,237         445,921         11.0%        24.8%
     North Pointe                                           516,296       582,135         641,568         24.3%        10.2%
     Palisades Park                                         246,677       242,262         252,537          2.4%         4.2%
     Riverset I                                             418,554       365,203         216,089        -48.4%       -40.8%
     Riverset II                                            177,314       160,726          95,383        -46.2%       -40.7%
     Steeplechase Falls                                     339,143       413,045         387,206         14.2%        -6.3%
     Meadows                                                161,264       180,734         145,900         -9.5%       -19.3%
     Timber Ridge                                           146,226       159,811         147,136          0.6%        -7.9%
     Villas at LaRiviera                                    182,209       238,385         216,267         18.7%        -9.3%
     Whispering Lake                                        308,634       308,437         398,065         29.0%        29.1%
     Winter Oaks                                            259,430       231,860         274,904          6.0%        18.6%
                                                      --------------------------------------------     ----------------------
     Total                                                6,427,926     6,602,066       6,335,153         -1.4%        -4.0%

     Same Store Growth                                    6,427,926     6,602,066       6,335,153         -1.4%        -4.0%


(1)  Under construction
(2)  Q2 2002 represents two months actual, one month budget





MUNICIPAL MORTGAGE & EQUITY, LLC
REAL ESTATE TABLE

                                                                                              Occupancy
                                                                            -----------------------------------------------
                                                                              Month Ended    Month Ended    Month Ended
                                                 Month/Year   Apartment        June 30,       March 31,       June 30,
              Apartment Community                 Acquired      Units            2002           2002            2001
              -------------------               ------------ ------------   -----------------------------------------------
Participating Mortgage Bonds:
Alban Place                                           Sep-86         194             93.8%           94.3%           96.4%
Cobblestone                                           Aug-99         184             95.1%           94.6%           94.0%
Creekside Village                                     Nov-87         296             99.0%           99.7%           99.3%
Crossings                                             Jan-97         200             95.5%           93.5%           98.5%
Jefferson Commons                                     Dec-00         173             92.5%           93.1%           96.0%
Lakeview                                              Sep-87         180             96.1%           97.8%           98.9%
North Pointe                                          Sep-86         540             92.4%           96.9%           95.9%
Timber Ridge                                          Dec-00         168             97.6%           94.6%           91.7%
Villas at LaRiviera                                   Jun-99         199             81.5%           98.0%           93.0%
                                                             ------------
    Subtotal Participating Mortgage Bonds                          2,134
                                                             ------------

Mortgage Bonds
Applewood (a.k.a. Paola)                              Jul-99          48             91.7%           93.8%           89.6%
Buchanan Bay                                          Mar-01         228             81.6%           72.8%           90.3%
Cielo Vista                                           Aug-99         378             95.0%           97.1%           90.5%
Charter House (2)                                     Dec-96        ----               N/A             N/A             N/A
Country Club                                          Jul-99         101             90.1%           94.1%           86.1%
Delta Village                                         Jun-99          80            100.0%           98.8%           96.3%
Elmbrooke                                             Aug-00          54            100.0%          100.0%          100.0%
Florida A&M                                           Feb-00          96             69.8%           72.9%           91.1%
Gannon (Broward)                                      Feb-98         315             96.2%           96.5%           96.2%
Gannon (Dade) (3)                                     Feb-98       1,252             95.5%           95.4%           95.9%
Gannon (St. Louis)                                    Feb-98         336             92.9%           92.3%           94.9%
Gannon A Bond                                         Feb-98        ----               N/A             N/A             N/A
Hidden Valley                                         Dec-96          82             90.2%           90.2%           92.7%
Honey Creek                                           Mar-99         656             95.1%           93.9%           97.0%
Hunter's Glen                                         Mar-01         383             85.9%           89.6%           88.9%
Lake Piedmont                                         Apr-98         648             95.2%           92.4%           83.8%
Monroe (Oakmont, Towne Oak)                           Dec-98         364             98.1%           98.6%           98.6%
Mountain View (Willowgreen)                           Nov-86         241             98.3%           95.4%           94.6%
Northridge Park II                                    Aug-87         128             96.9%           99.2%           98.4%
Oakbrook                                              Dec-96         170             95.9%           95.9%           97.1%
Orangevale                                            Apr-98          64            100.0%          100.0%          100.0%
Parkwood                                              Jun-99         180             97.8%           97.8%           97.2%
Riverset II (1)                                       Jan-96        ----               N/A             N/A             N/A
Sahuarita                                             Jun-99          52            100.0%           78.8%           90.4%
Santa Fe Springs                                      Jun-00         310             91.9%           81.9%           90.6%
Shadowbrook                                           Jun-99         193             99.0%           99.0%           94.8%
Torries Chase                                         Dec-96          99             93.9%           92.9%           94.9%
Villa Hialeah                                         Nov-87         245             98.0%           99.2%           94.7%
Village at Stone Mountain                             Oct-97         722             91.6%           92.5%           92.7%
Village Green                                         Feb-00         200             86.5%           88.5%           91.5%
Western Hills                                         Dec-98          80             91.2%           97.5%           97.5%
Willow Key                                            Mar-99         384             99.0%           98.7%          100.0%
Woodmark                                              Jun-99         173             98.9%           97.7%           96.0%
                                                             ------------
    Subtotal Mortgage Bonds                                        8,262
                                                             ------------

Participating Subordinate Mortgage Bonds:
Barkley Place                                         May-87         156             89.7%           91.7%           92.9%
Gilman Meadows                                        Mar-87         125             90.4%           93.6%           90.4%
Hamilton Chase                                        Feb-87         300             93.7%           97.7%           96.0%
Mallard Cove I & II                                   Feb-87         198             90.4%           85.9%           97.5%
Meadows                                               Jan-88         200             94.0%           93.0%           94.5%
Montclair                                             Oct-86         159             97.5%           91.8%           97.5%
Newport Village                                       Dec-86         220             94.1%           95.0%           98.2%
Nicollet Ridge                                        Dec-87         339             92.0%           90.6%           98.2%
Riverset II                                           Jan-96         148             86.8%           89.0%           85.6%
Steeplechase                                          Oct-88         450             92.9%           98.7%           92.2%
Whispering Lake                                       Oct-87         384             93.5%           93.8%           90.4%
                                                             ------------
   Subtotal Participating Subordinate Mortgage Bonds               2,679
                                                             ------------




                                                                                           Monthly Rent
                                                                                          Apartment Unit
                                                                            -----------------------------------------------
                                                                            Month Ended      Month Ended      Month Ended
                                                 Month/Year   Apartment         May            March            June
              Apartment Community                 Acquired      Units          2002             2002            2001
              -------------------               ------------ ------------   -----------------------------------------------
Participating Mortgage Bonds:
Alban Place                                           Sep-86         194             $923             $920            $885
Cobblestone                                           Aug-99         184              569              568             561
Creekside Village                                     Nov-87         296              552              543             510
Crossings                                             Jan-97         200              741              745             730
Jefferson Commons                                     Dec-00         173            1,469            1,362           1,312
Lakeview                                              Sep-87         180              692              687             662
North Pointe                                          Sep-86         540              680              674             648
Timber Ridge                                          Dec-00         168              464              496             458
Villas at LaRiviera                                   Jun-99         199              674              669             626
                                                             ------------
    Subtotal Participating Mortgage Bonds                          2,134
                                                             ------------

Mortgage Bonds
Applewood (a.k.a. Paola)                              Jul-99          48             $499             $499            $474
Buchanan Bay                                          Mar-01         228              688              682             675
Cielo Vista                                           Aug-99         378              423              423             428
Charter House (2)                                     Dec-96        ----              N/A              N/A             N/A
Country Club                                          Jul-99         101              438              443             442
Delta Village                                         Jun-99          80              572              570             565
Elmbrooke                                             Aug-00          54            1,035            1,021             716
Florida A&M                                           Feb-00          96            1,386            1,390           1,352
Gannon (Broward)                                      Feb-98         315              663              662             639
Gannon (Dade) (3)                                     Feb-98       1,252              743              739             716
Gannon (St. Louis)                                    Feb-98         336              565              562             550
Gannon A Bond                                         Feb-98        ----              N/A              N/A             N/A
Hidden Valley                                         Dec-96          82              550              543             538
Honey Creek                                           Mar-99         656              544              561             543
Hunter's Glen                                         Mar-01         383              584              569             560
Lake Piedmont                                         Apr-98         648              474              473             460
Monroe (Oakmont, Towne Oak)                           Dec-98         364              481              480             469
Mountain View (Willowgreen)                           Nov-86         241              628              625             603
Northridge Park II                                    Aug-87         128            1,049            1,040           1,010
Oakbrook                                              Dec-96         170              427              427             446
Orangevale                                            Apr-98          64              957              957             915
Parkwood                                              Jun-99         180              460              460             445
Riverset II (1)                                       Jan-96        ----              N/A              N/A             N/A
Sahuarita                                             Jun-99          52              553              553             540
Santa Fe Springs                                      Jun-00         310              586              594             589
Shadowbrook                                           Jun-99         193              480              477             474
Torries Chase                                         Dec-96          99              496              494             488
Villa Hialeah                                         Nov-87         245              681              675             662
Village at Stone Mountain                             Oct-97         722              733              725             710
Village Green                                         Feb-00         200              628              637             629
Western Hills                                         Dec-98          80              502              502             497
Willow Key                                            Mar-99         384              653              646             627
Woodmark                                              Jun-99         173              697              697             676
                                                             ------------
    Subtotal Mortgage Bonds                                        8,262
                                                             ------------

Participating Subordinate Mortgage Bonds:
Barkley Place                                         May-87         156           $2,068           $2,111          $2,088
Gilman Meadows                                        Mar-87         125            1,018            1,020           1,017
Hamilton Chase                                        Feb-87         300              611              611             601
Mallard Cove I & II                                   Feb-87         198              760              761             728
Meadows                                               Jan-88         200              607              606             599
Montclair                                             Oct-86         159            1,816            1,803           1,834
Newport Village                                       Dec-86         220              836              832             804
Nicollet Ridge                                        Dec-87         339              942              942             914
Riverset II                                           Jan-96         148              706              700             710
Steeplechase                                          Oct-88         450              590              591             586
Whispering Lake                                       Oct-87         384              649              643             649
                                                             ------------
   Subtotal Participating Subordinate Mortgage Bonds               2,679
                                                             ------------



                                                                                              Occupancy
                                                                            -----------------------------------------------
                                                                             Month Ended     Month Ended     Month Ended
                                                 Month/Year   Apartment        June 30,       March 31,       June 30,
              Apartment Community                 Acquired      Units            2002           2002            2001
              -------------------               ------------ ------------   ----------------------------------------------- -
Subordinate Mortgage Bonds:
CAPREIT                                               Sep-99        ----               N/A             N/A             N/A
Cinnamon Ridge                                        Jan-99        ----               N/A             N/A             N/A
Farmington Meadows                                    Aug-99          69            100.0%           98.6%          100.0%
Independence Ridge                                    Aug-96         336             83.6%           83.6%           83.9%
Locarno                                               Aug-96         110             93.6%           93.6%           90.0%
Olde English Manor                                    Nov-99        ----               N/A             N/A             N/A
Peaks of Conyer                                       Sep-01         260             89.2%           89.2%             N/A
Rillito Village                                       Jul-00        ----               N/A             N/A             N/A
Winter Oaks                                           Nov-99         460             92.0%           91.5%           91.5%
                                                             ------------
   Subtotal Subordinate Mortgage Bonds                             1,235
                                                             ------------
Other Bond-Related Investments:
Briarwood                                             Dec-98         600             97.5%           98.7%           97.8%
Cinnamon Ridge                                        Dec-97         264             98.1%           97.0%           92.4%
Golfside Villas (f.k.a. Club West)                    Mar-99         194            100.0%          100.0%          100.0%
Park Center                                           Oct-01         325             94.2%           92.9%             N/A
Park at Landmark                                      Sep-00         396             95.0%           97.0%           99.0%
Poplar Glen                                           Jun-97         191             95.8%           99.0%           97.9%
RITES - Charter House                                 Dec-96         280             98.2%           91.1%           98.6%
RITES - Indian Lakes                                  Jul-97         296             86.1%           84.5%           91.2%
RITES - LaPaloma                                      Apr-99         120             98.3%           98.3%           91.7%
RITES - LeMirador (Coleman Senior)                    Apr-98         141             92.9%           98.6%           97.9%
RITES - Museum Towers                                 Apr-01         286             87.8%           88.5%           98.3%
RITES - Oklahoma City (4)                             Aug-98         772             86.8%           86.8%           91.9%
RITES - Olde English Manor                            Jun-98         264             90.2%           92.8%           95.1%
RITES - Palisades Park                                Feb-98         304             97.4%           98.4%           98.4%
RITES - Pavillion                                     Apr-99         132            100.0%           99.2%          100.0%
RITES - Queen Anne IV                                 Jul-98         110             96.4%           99.1%           98.2%
RITES - Rancho/Villas                                 May-00         417             92.1%           94.5%           91.8%
RITES - Rillito Village                               Aug-98         272             93.4%           93.4%           88.2%
RITES - Riverset (1)                                  Aug-88         352             86.8%           89.2%           85.6%
RITES - Riverset II (1)                               Jan-96        ----               N/A             N/A             N/A
RITES - Sienna (a.k.a. Italian Gardens)               Apr-98         140             83.6%           97.1%           97.9%
RITES - Sonterra                                      May-98         156             94.2%           80.8%           90.4%
RITES - Southgate Crossings                           Jun-97         215             97.2%           95.8%           98.6%
RITES - Southwood                                     Nov-97       1,286             85.6%           84.0%           85.1%
                                                             ------------
   Subtotal Other Bond-Related Investments                         7,513
                                                             ------------
    Total Units/Weighted Average Investments                      21,823             92.8%           93.0%           93.6%
                                                             ============
Total/Same Stores (5)                                             21,238             92.8%           93.0%           93.6%

Construction/Substantial Rehab Properties and Other Investments
Arlington                                             Dec-00         176               N/A             N/A             N/A
Barrington at Beach Street                            Oct-00         398             39.2%           28.6%             N/A
Bedford Park                                          Oct-00         312             75.6%           74.4%           36.9%
CAPREIT (6)                                           Mar-01       2,942             93.3%           93.3%             N/A
CAPREIT Investment Venture (7)                        Jun-02       5,185               N/A             N/A             N/A
Chancellor                                            Nov-01         101               N/A             N/A             N/A
Chancellor II                                         Mar-02          46               N/A             N/A             N/A
Cool Springs                                          Aug-00         124             28.2%           21.8%             N/A
Coronel Village                                       Apr-02          48               N/A             N/A             N/A
Fort Branch                                           Dec-00         250             19.6%            1.6%             N/A
Hidden Brooks                                         Sep-01         201             80.6%           80.1%             N/A
Las Trojas                                            Mar-02          49               N/A             N/A             N/A
Lincoln Corner                                        Dec-01         134               N/A             N/A             N/A
Meridian at Bridgewater                               Nov-99          90             71.1%           64.4%           21.0%
Mountain View Village                                 Jun-02         220               N/A             N/A             N/A
North White Road                                      Nov-01         157               N/A             N/A             N/A
Oak Grove Commons                                     Dec-01         168               N/A             N/A             N/A
Penn Valley                                           Dec-01          42               N/A             N/A             N/A
Riverview                                             Jun-00         224             75.0%           51.3%             N/A
Silver Springs                                        Dec-99         250             72.4%           88.0%           44.8%
Southwind                                             Aug-00          88            100.0%           95.5%           79.8%
Sycamore Senior Village                               Jun-02         300               N/A             N/A             N/A
Village Apartments                                    May-00         210             96.2%           96.2%           81.9%
Village at Sun Valley                                 May-00         276             60.1%           49.6%             N/A
Walnut Tree                                           Mar-02          64               N/A             N/A             N/A
Weatherstone                                          Sep-00         100             91.0%           54.0%             N/A
Woodglen                                              Dec-99         250             90.8%           93.2%           85.2%
                                                             ------------
  Subtotal Construction/Rehab Properties                          12,405
                                                             ------------
       Total Units                                                34,228
                                                             ============



                                                                                           Avg. Monthly Rent
                                                                                           Per Apartment Unit
                                                                            ------------------------------------------------
                                                                             Month Ended      Month Ended      Month Ended
                                                 Month/Year   Apartment          May             March            June
              Apartment Community                 Acquired      Units           2002             2002             2001
              -------------------               ------------ ------------   -----------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                                               Sep-99        ----               N/A              N/A             N/A
Cinnamon Ridge                                        Jan-99        ----               N/A              N/A             N/A
Farmington Meadows                                    Aug-99          69              $814             $814            $814
Independence Ridge                                    Aug-96         336               550              550             541
Locarno                                               Aug-96         110               874              874             851
Olde English Manor                                    Nov-99        ----               N/A              N/A             N/A
Peaks of Conyer                                       Sep-01         260               740              740             N/A
Rillito Village                                       Jul-00        ----               N/A              N/A             N/A
Winter Oaks                                           Nov-99         460               556              549             541
                                                             ------------
   Subtotal Subordinate Mortgage Bonds                             1,235
                                                             ------------
Other Bond-Related Investments:
Briarwood                                             Dec-98         600              $599             $595            $584
Cinnamon Ridge                                        Dec-97         264               912              882             907
Golfside Villas (f.k.a. Club West)                    Mar-99         194               583              583             571
Park Center                                           Oct-01         325             1,460            1,440             N/A
Park at Landmark                                      Sep-00         396             1,079            1,070             984
Poplar Glen                                           Jun-97         191               932              925             901
RITES - Charter House                                 Dec-96         280               625              618             607
RITES - Indian Lakes                                  Jul-97         296               794              768             755
RITES - LaPaloma                                      Apr-99         120               630              630             609
RITES - LeMirador (Coleman Senior)                    Apr-98         141               838              816             772
RITES - Museum Towers                                 Apr-01         286             1,363            1,350           1,322
RITES - Oklahoma City (4)                             Aug-98         772               478              478             461
RITES - Olde English Manor                            Jun-98         264               478              476             469
RITES - Palisades Park                                Feb-98         304               541              537             515
RITES - Pavillion                                     Apr-99         132               665              665             653
RITES - Queen Anne IV                                 Jul-98         110             1,091            1,091           1,039
RITES - Rancho/Villas                                 May-00         417               799              883             543
RITES - Rillito Village                               Aug-98         272               442              440             453
RITES - Riverset (1)                                  Aug-88         352               714              693             688
RITES - Riverset II (1)                               Jan-96        ----               N/A              N/A             N/A
RITES - Sienna (a.k.a. Italian Gardens)               Apr-98         140               828              817             743
RITES - Sonterra                                      May-98         156               846              845             864
RITES - Southgate Crossings                           Jun-97         215               956              951             912
RITES - Southwood                                     Nov-97       1,286               492              490             484
                                                             ------------
   Subtotal Other Bond-Related Investments                         7,513
                                                             ------------
    Total Units/Weighted Average Investments                      21,823              $709             $707            $661
                                                             ============
Total/Same Stores (5)                                             21,238              $686             $684            $661

Construction/Substantial Rehab Properties and Other Investments
Arlington                                             Dec-00         176               N/A              N/A             N/A
Barrington at Beach Street                            Oct-00         398              $847             $842             N/A
Bedford Park                                          Oct-00         312               512              507             460
CAPREIT (6)                                           Mar-01       2,942               623              638             N/A
CAPREIT Investment Venture (7)                        Jun-02       5,185               N/A              N/A             N/A
Chancellor                                            Nov-01         101               N/A              N/A             N/A
Chancellor II                                         Mar-02          46               N/A              N/A             N/A
Cool Springs                                          Aug-00         124             1,947            1,947             N/A
Coronel Village                                       Apr-02          48               N/A              N/A             N/A
Fort Branch                                           Dec-00         250               836              836             N/A
Hidden Brooks                                         Sep-01         201             1,063            1,069             N/A
Las Trojas                                            Mar-02          49               N/A              N/A             N/A
Lincoln Corner                                        Dec-01         134               N/A              N/A             N/A
Meridian at Bridgewater                               Nov-99          90             3,515            3,515           3,150
Mountain View Village                                 Jun-02         220               N/A              N/A             N/A
North White Road                                      Nov-01         157               N/A              N/A             N/A
Oak Grove Commons                                     Dec-01         168               N/A              N/A             N/A
Penn Valley                                           Dec-01          42               N/A              N/A             N/A
Riverview                                             Jun-00         224               666              661             N/A
Silver Springs                                        Dec-99         250               783              783             780
Southwind                                             Aug-00          88               709              685             666
Sycamore Senior Village                               Jun-02         300               N/A              N/A             N/A
Village Apartments                                    May-00         210               492              492             479
Village at Sun Valley                                 May-00         276               641              641             643
Walnut Tree                                           Mar-02          64               N/A              N/A             N/A
Weatherstone                                          Sep-00         100               812              812             810
Woodglen                                              Dec-99         250               685              635             647
                                                             ------------
  Subtotal Construction/Rehab Properties                          12,405
                                                             ------------
       Total Units                                                34,228
                                                             ============


(1)  The Company owns a participating bond, a participating subordinate bond and a RITES interest collateralized by the Riverset property.
(2)  The  Company   owns  a   non-participating   bond  and  a  RITES   interest
     collateralized by the Charter House property.
(3)  The Dade Gannon Portfolio represents eight properties.
(4)  The Oklahoma City Portfolio represents three properties.
(5)  Same Store includes only properties reporting for all three quarters.
(6)  The CAPREIT Portfolio represents eleven properties.
(7)  CAPREIT Investment Venture  represents  seventeen  properties (not included previously in CAPREIT Portfolio).
